[SHIP]
                            [THE VANGUARD GROUP LOGO]

                   VANGUARD INTERNATIONAL STOCK INDEX FUNDS(R)
                       VANGUARD EUROPEAN STOCK INDEX FUND
                        VANGUARD PACIFIC STOCK INDEX FUND
                   VANGUARD EMERGING MARKETS STOCK INDEX FUND
                  VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND
                      VANGUARD DEVELOPED MARKETS INDEX FUND
               VANGUARD INSTITUTIONAL DEVELOPED MARKETS INDEX FUND

              SUPPLEMENT TO THE PROSPECTUSES DATED AUGUST 13, 2001

                          VANGUARD TAX-MANAGED FUNDS(R)
                     VANGUARD TAX-MANAGED INTERNATIONAL FUND

               SUPPLEMENT TO THE PROSPECTUS DATED OCTOBER 31, 2001


In previous communications, we announced that Morgan Stanley Capital International (MSCI) would be significantly changing the construction of its world indexes, including those tracked by the Funds identified above. (Notification was made in the Funds' most recent semiannual reports to
shareholders  and  in  a  supplement  to  the  Funds'   prospectuses.)  MSCI  is
implementing the changes in two stages. The first set of changes was made on November 30, 2001; the second set will occur on May 31, 2002. For many months, MSCI has been publishing two different versions of its world indexes. One version reflects the current construction of the indexes. The other version (the "provisional version") reflects the construction of the indexes beginning May 31, 2002.
     Vanguard indicated that the Funds identified above would make the transition to the revised indexes, but that the Funds might choose not to implement the changes on the same days that MSCI does. The difference in timing was intended to minimize transaction costs and to protect the Funds from "front-running" by speculators trying to profit from the transition.
     Each of the Vanguard Funds has now completed both stages of the transition and is tracking the provisional version of its MSCI index. None of the Funds realized capital gains as a result of the transitions. As of November 16, each of the Funds adopted the provisional version of its MSCI index as its official target index. The number of stocks and the weighting of various countries in each fund have changed, as follows:

                                                                   (over please)

EUROPEAN STOCK INDEX FUND: The provisional version of the MSCI Europe Index consists of approximately 557 common stocks of companies located in 16 European countries. As of November 16, 2001, the largest markets covered in the index were the United Kingdom, France, Switzerland, and Germany (which made up 38%, 13%, 11%, and 10%, respectively, of the index's market capitalization).

PACIFIC STOCK INDEX FUND: The provisional version of the MSCI Pacific Free Index consists of approximately 471 common stocks of companies located in Japan, Australia, Hong Kong, New Zealand, and Singapore. As of November 16, 2001, Japan made up 77% of the index's market capitalization.

EMERGING MARKETS STOCK INDEX FUND: The provisional version of the Select Emerging Markets Free Index, which is administered exclusively for Vanguard by MSCI, consists of approximately 480 common stocks of companies in 15 emerging markets located around the world. As of November 16, 2001, the largest markets covered in the index were South Korea, South Africa, Taiwan, Brazil, and Mexico (which made up 20%, 18%, 16%, 11%, and 11%, respectively, of the index's market capitalization). Other countries represented in the index include Argentina, China, the Czech Republic, Hungary, Indonesia, Israel, the Philippines, Poland, Thailand, and Turkey.

DEVELOPED MARKETS INDEX FUND, INSTITUTIONAL DEVELOPED MARKETS INDEX FUND, AND TAX-MANAGED INTERNATIONAL FUND: The provisional version of the MSCI EAFE Index includes more than 1,000 common stocks of companies located in Europe, Australia, Asia, and the Far East.

TOTAL INTERNATIONAL STOCK INDEX FUND: This Fund will continue to track the performance of the Total International Composite Index, which is a composite of the indexes tracked by the European, Pacific, and Emerging Markets Stock Index Funds.












(C)2001 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                    PSMSCI4 122001